                  As filed with the Securities and Exchange Commission on ________________, 2000
                                                                                         Registration No. 333-_____

                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                              ----------------------

                                          POST EFFECTIVE AMENDMENT NO. 1
                                                     FORM S-8
                                              REGISTRATION STATEMENT
                                         Under The Securities Act of 1933
                                               ---------------------

                                              FIRST M & F CORPORATION
                              (Exact name of registrant as specified in its charter)

                  Mississippi                                              64-0636653
             (State or other jurisdiction of                               (I.R.S. Employer
            incorporation or organization)                                 Identification No.)

                                                 221 E. Washington
                                             Kosciusko, MS 39090-3745
                                                  (662) 289-5121
                     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                               ---------------------

                                              FIRST M & F CORPORATION
                                                 STOCK OPTION PLAN
                                             (Full title of the Plan)

                                                HUGH S. POTTS, JR.
                                       Chairman and Chief Executive Officer
                                              FIRST M & F CORPORATION
                                                 221 E. Washington
                                             Kosciusko, MS 39090-3745
                                                  (662) 289-5121

       (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                              ----------------------

                                                    Copies to:
                  Lloyd V. Crawford, Esq.                         Craig N. Landrum, Esq.
                  8000 Centerview Parkway, Suite 215              Watkins Ludlam Winter & Stennis, P.A.
                  Cordova, TN 38018                               Post Office Box 427
                                                                  Jackson, MS 39205-0427

                                          CALCULATION OF REGISTRATION FEE

                                                        Proposed                Proposed
  Title of each class                                    Maximum                 Maximum
  of securities to be         Amount to be         Offering Price Per           Aggregate               Amount of
      registered               Registered1               Share2              Offering Price2        Registration Fee2
     Common Stock                300,000                $18.50                 $5,550,000               $1,465.20
   ($5.00 Par Value)

1This registration statement covers, in addition to the number of shares of Common Stock stated above, an additional indeterminate number of shares which by reason of certain events specified in the Plan may become subject to the Plan.

2Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h).
Based on the average of the high and low prices, as reported by NASDAQ, as of September 21, 2000

EXPLANATORY STATEMENT

        This Post-Effective Amendment No. 1 is being filed to register 300,000 additional shares of the same class of securities issuable pursuant to Registrant’s First M&F Corporation Stock Option Plan. Registrant initially registered 200,000 shares pursuant to a registration statement on Form S-8 which became effective on April 20, 1999 (File No. 333-76615). With this amendment, there will be a total of 500,000 shares registered.

The contents of Registration Statement No. 333-76615 are incorporated by reference in this registration statement.
Item 8.  Exhibits.

         5.1      Opinion of Watkins Ludlam Winter & Stennis, P.A.

         23.1     Consent of Shearer Taylor & Co., P.A., independent public accountants.

         23.2     Consent of Watkins Ludlam Winter & Stennis, P.A. is contained in their opinion filed as Exhibit 5 to this Registration Statement.

         24.1     Power of Attorney of First M & F Corporation filed as Exhibit 24 to the Company's Form S-8
                  (File No. 333-76615) April 20, 1999, incorporated herein by reference.

         24.2     Power of Attorney of First M & F Corporation (included on signature page).
SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kosciusko, State of Mississippi, on September 13, 2000.

                                                     FIRST M & F CORPORATION

                                                     By: /s/  Hugh S. Potts, Jr.
                                                              Hugh S. Potts, Jr.
                                                              Chairman & CEO

        Each of the directors of the registrant and each other person whose signature appears below, by his execution hereof, authorizes Hugh S. Potts, Jr. to act as his attorney in fact to sign, in his behalf individually and in each capacity stated below, and file all amendments and post-effective amendments to, the Registration Statement, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and such other applicable governmental/regulatory agencies, hereby ratifying and confirming all that Hugh S. Potts, Jr. or his substitute or substitutes, may do or cause to be done by virtue hereof, and the Registrant hereby confers like authority to sign and file on its behalf.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                      TITLE                                DATE

 /s/ Hugh S. Potts, Jr.                     Chairman & CEO, Director                September 13, 2000
Hugh S. Potts, Jr.

         **                                 President, Director                     September 13, 2000
Scott M. Wiggers

         **                                 Director                                September 13, 2000
R. Dale McBride

         **                                 Director                                September 13, 2000
Jon A. Crocker

         **                                 Director                                September 13, 2000
Fred A. Bell, Jr.

         **                                 Director                                September 13, 2000
Charles T. England

         **                                 Director                                September 13, 2000
Toxey Hall, III

         **                                 Director                                September 13, 2000
Barbara K. Hammond

 /s/ Charles V. Imbler, Sr.                 Director                                September 13, 2000
Charles V. Imbler, Sr.

 /s/ James F. Ingram                        Director                                September 13, 2000
James F. Ingram

         **                                 Director                                September 13, 2000
J. Marlin Ivey

         **                                 Director                                September 13, 2000
Joe Ivey

         **                                 Director                                September 13, 2000
Susan Potts McCaffery

         **                                 Director                                September 13, 2000
Otho E. Pettit, Jr.

         **                                 Director                                September 13, 2000
Charles W. Ritter, Jr.

 /s/ L.F. Sams, Jr.                         Director                                September 13, 2000
L.F. Sams, Jr.

                                            Director                                 __________, 2000
Michael W. Sanders

         **                                 Director                                September 13, 2000
W. C. Shoemaker

 /s/ James I. Tims                          Director                                September 13, 2000
James I. Tims

         **                                 Director                                September 13, 2000
Edward G. Woodard
** By /s/ Hugh S. Potts, Jr. as attorney-in-fact pursuant to a power of attorney, filed as Exhibit 24 to the Company's Form S-8 (File No. 333-76615) April 20, 1999, incorporated herein by reference.